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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): October 7, 2005

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                           UNITED HERITAGE CORPORATION
               (Exact name of registrant as specified in Charter)



           Utah                      0-9997                    87-0372864
     (State or other          (Commission File No.)           (IRS Employee
     jurisdiction of                                       Identification No.)
     incorporation or
      organization)

                              2 North Caddo Street
                              Cleburne, Texas 76033
                    (Address of Principal Executive Offices)

                                  817-641-3681
                            (Issuer Telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

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            This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

            Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01 Entry into a Material Definitive Agreement

            On October 7, 2005 the Registrant entered into a Securities Purchase Agreement (the "Agreement") with Lothian Oil Inc., a Delaware corporation ("Lothian") pursuant to which Lothian agreed to purchase, subject to approval by the Registrant's stockholders, 3,280,000 shares of the Registrant's common stock, $0.001 par value (the "Common Stock") and warrants to purchase an additional 8,720,000 shares of Common Stock for an aggregate purchase price of $3,444,000, or $1.05 per share, in cash. The warrants have a term of five years and were issued as follows: (i) a warrant for the purchase of 2,860,000 shares with an exercise price of $1.05 per share; (ii) a warrant for the purchase of 3,000,000 shares with an exercise price of $1.12. per share; and (iii) a warrant for the purchase of 2,860,000 shares with an exercise price of $1.25 per share.

            Proceeds from the sale of these securities will be used to repay a line of credit made to the Registrant by Almac Financial Corporation, a corporation wholly-owned by the Registrant's Chief Executive Officer, President and Chairman of the Board of Directors, Walter G. Mize. Any funds remaining after payment of the line of credit will be used by the Registrant for working capital purposes.

            As part of the Agreement, Lothian and the Registrant will enter into a development and operating agreement relative to certain properties belonging to the Registrant's wholly-owned subsidiaries, UHC Petroleum Corporation and UHC New Mexico Corporation, and an assignment and assumption interest relative to a portion of the Registrant's working interest in those properties.

            So long as the Registrant's securities are listed on Nasdaq, the acquisition of the Common Stock and warrants by Lothian is subject to approval by the Registrant's shareholders and, as of the date of this report, the Registrant intends to ask its shareholders for such approval.

Item 8.01 Other Events

            On October 7, 2005 Walter G. Mize, the Registrant's largest shareholder and its President, Chief Executive Officer and Chairman of the Board of Directors, together with six other shareholders, sold a total of 8,000,000 shares of the Registrant's Common Stock to Lothian. (Together, Mr. Mize and the other selling shareholders are referred to in this report as the "Selling Shareholders".) Lothian paid an aggregate purchase price of $10,651,000 or $1.331375 per share for the Common Stock. On the date of the sale, Mr. Mize owned a total of 5,129,590 shares of Common Stock, of which 5,080,590 shares were sold. Mr. Mize retains 49,000 issued and outstanding shares of Common Stock as well as an option to purchase 1,000,000 shares of Common Stock at a price of $0.50 per share. If not exercised, this option will expire on May 30, 2008.


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            Lothian paid the purchase price with a promissory note. The promissory note accrues interest at the prime rate plus 1%. The promissory note will be paid in installments. The first installment of $3,500,000 will be due and payable on the date on which Lothian acquires 3,280,000 shares of Common Stock and warrants to purchase an additional 8,720,000 shares of Common Stock from the Registrant in accordance with the terms of the Securities Purchase Agreement dated October 7, 2005 (the "Acquisition Date"); the second installment of $2,383,666 will be due and payable on the first anniversary of the Acquisition Date; the third installment of $2,383,666 will be due and payable on the second anniversary of the Acquisition Date; and the promissory note will mature and an installment equal to the remaining unpaid principal amount and all accrued but unpaid interest will be due and payable on the third anniversary of the Acquisition Date. If the Registrant's shareholders fail to approve the sale of the Common Stock and warrants to Lothian as discussed in Item 1.01 above, then Lothian will have the right, but not the obligation, to require the Selling Shareholders to repurchase the Common Stock in exchange for cancellation of the outstanding principal amount of the promissory note, plus all accrued and unpaid interest thereon.

Item 9.01 Financial Statements and Exhibits

          Exhibit 99. Press Release


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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2005

                                    UNITED HERITAGE CORPORATION



                                    By:/s/ Walter G. Mize
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                                       Walter G. Mize, Chief Executive Officer